UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08426

AB SUSTAINABLE INTERNATIONAL THEMATIC FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2022

Date of reporting period: December 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

DEC    12.31.21

SEMI-ANNUAL REPORT

AB SUSTAINABLE INTERNATIONAL

THEMATIC FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Sustainable International Thematic Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

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SEMI-ANNUAL REPORT

February 4, 2022

This report provides management’s discussion of fund performance for the AB Sustainable International Thematic Fund for the semi-annual reporting period ended December 31, 2021.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2021 (unaudited)

	6 Months		12 Months

AB SUSTAINABLE INTERNATIONAL THEMATIC FUND

Class A Shares	3.52%		8.06%

Class C Shares	3.16%		7.26%

Advisor Class Shares[1]	3.66%		8.39%

Class R Shares[1]	3.27%		7.61%

Class K Shares[1]	3.46%		7.94%

Class I Shares[1]	3.59%		8.29%

Class Z Shares[1]	3.07%	[2]	—

MSCI ACWI ex USA (net)	-1.22%		7.82%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2	Since inception on 7/26/2021.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex USA (net), for the six- and 12-month periods ended December 31, 2021. The inception date for Class Z shares was July 26, 2021; due to limited performance history, there is no discussion of comparison to the benchmark for this share class.

All share classes of the Fund outperformed the benchmark for the six-month period, before sales charges. Overall security selection drove outperformance, relative to the benchmark, particularly selection within technology and health care; selection within the energy and financials sectors detracted. Sector selection also contributed. Underweights to consumer discretionary and communication services contributed most, offsetting losses from underweights to energy and utilities. Country allocation (a result of bottom-up security analysis combined with fundamental research) added to returns. An underweight to China contributed, while an

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underweight to Japan detracted. From a theme perspective, Climate contributed most, followed by Health; Empowerment detracted from performance.

For the 12-month period, all share classes except Classes C and R outperformed the benchmark, before sales charges. Both stock and sector selection were positive. Underweights to communication services and consumer discretionary contributed most, while underweights to energy and materials detracted. Security selection within health care and technology contributed, while selection within financials and energy detracted. Country selection was also positive; an underweight to China contributed most, while an underweight to Canada detracted. From a theme perspective, Empowerment contributed most, followed by Health; Climate detracted from performance.

Efforts to stem climate change are gaining momentum around the world. The Climate theme consists of companies that improve overall resource efficiency and provide environmentally positive solutions in fields such as energy production, manufacturing, construction, transportation, agriculture and sanitation. Improving health is an important theme for developed and emerging markets alike. The Health theme consists of companies that develop innovative health treatments and therapies, broaden access to high-quality and affordable care, ensure a steady supply of nutritious food and clean water, and promote overall physical and emotional well-being. Too many sectors of society are marginalized by economic and social forces. The Empowerment theme consists of companies that provide the physical, financial and technological infrastructure and services that allow more people to gain control of their lives by enabling sustainable economic development, employment growth, poverty eradication, knowledge sharing and social inclusion.

The Fund used derivatives in the form of currency forwards for hedging purposes, which had no material impact on absolute returns for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded positive returns while emerging markets declined during the six-month period ended December 31, 2021. Global markets were supported by accommodative monetary policy and strong company earnings growth, while economic turbulence in China, geopolitical risks and inflation pressured emerging markets. Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, global markets fell as the rapid spread of the coronavirus omicron variant triggered concern that new restrictions could derail the economic recovery. Encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the omicron variant. Stock

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markets gave back gains, however, after the US Federal Reserve (the “Fed”) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and remained focused on still generally supportive monetary policy. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Fund’s Senior Investment Management Team (the “Team”) seeks to capitalize on long-term sustainable investment themes that impact multiple industries. The Team targets a global ex US universe of companies with strong environmental, social and governance (“ESG”) practices using a combination of bottom-up and top-down research.

The Team’s approach to building a sustainable portfolio with attractive financial return potential has been to align with the United Nations Sustainable Development Goals (“SDGs”), which 193 nations have committed to advancing. The estimated cost to achieve these goals between 2016 and 2030 is $90 trillion, creating a massive investment opportunity for companies aligned with these goals.

INVESTMENT POLICIES

The Fund invests primarily in a focused international portfolio of equity securities of companies whose business activities the Adviser believes position the company to benefit from certain sustainable investment themes that align with one or more of the SDGs. These themes include the advancement of climate, health and empowerment. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers located outside of the United States that satisfy the Fund’s sustainability criteria. An issuer that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the issuers in which the Fund invests will derive a much greater portion of their revenues from such activities.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, securities of companies worldwide, that fit into sustainable investment themes. First, the Adviser identifies through its “top-down” process the sustainable investment themes. In addition to this “top-down” thematic approach, the Adviser then uses a “bottom-up” analysis of individual companies, focusing on prospective earnings growth, valuation, and quality of company management and on evaluating a company’s exposure to ESG factors. ESG factors, which can vary across companies and industries,

(continued on next page)

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may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes company-specific positive selection criteria over broad-based negative screens in assessing a company’s exposure to ESG factors, the Fund will not invest in companies that derive revenue from direct involvement in alcohol, coal, gambling, pornography, prisons, tobacco or weapons.

The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment, but may invest in companies of any size. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging-market countries, with the stock selection process determining the geographic distribution of the Fund’s investments. The Fund also invests in the equity securities of companies located in the United States with exposure to international markets. The Fund may sell securities that no longer meet the investment criteria described above.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI ex USA is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI ex USA (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the US. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology or financial-services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be

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DISCLOSURES AND RISKS (continued)

incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future

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DISCLOSURES AND RISKS (continued)

results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	8.06%	3.47%

5 Years	14.57%	13.59%

10 Years	8.75%	8.28%

CLASS C SHARES

1 Year	7.26%	6.26%

5 Years	13.72%	13.72%

10 Years[1]	7.94%	7.94%

ADVISOR CLASS SHARES[2]

1 Year	8.39%	8.39%

5 Years	14.87%	14.87%

10 Years	9.04%	9.04%

CLASS R SHARES[2]

1 Year	7.61%	7.61%

5 Years	14.16%	14.16%

10 Years	8.42%	8.42%

CLASS K SHARES[2]

1 Year	7.94%	7.94%

5 Years	14.52%	14.52%

10 Years	8.75%	8.75%

CLASS I SHARES[2]

1 Year	8.29%	8.29%

5 Years	14.91%	14.91%

10 Years	9.16%	9.16%

CLASS Z SHARES[2]

Since Inception[3]	3.07%	3.07%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.11%, 1.86%, 0.86%, 1.54%, 1.23%, 0.90% and 0.80% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 7/26/2021.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	3.47%

5 Years	13.59%

10 Years	8.28%

CLASS C SHARES

1 Year	6.26%

5 Years	13.72%

10 Years[1]	7.94%

ADVISOR CLASS SHARES[2]

1 Year	8.39%

5 Years	14.87%

10 Years	9.04%

CLASS R SHARES[2]

1 Year	7.61%

5 Years	14.16%

10 Years	8.42%

CLASS K SHARES[2]

1 Year	7.94%

5 Years	14.52%

10 Years	8.75%

CLASS I SHARES[2]

1 Year	8.29%

5 Years	14.91%

10 Years	9.16%

CLASS Z SHARES[2]

Since Inception[3]	3.07%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 7/26/2021.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,035.20	$5.23	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period*		Annualized Expense Ratio*
Class C
Actual	$1,000	$1,031.60	$9.11		1.78%
Hypothetical**	$1,000	$1,016.23	$9.05		1.78%
Advisor Class
Actual	$1,000	$1,036.60	$3.95		0.77%
Hypothetical**	$1,000	$1,021.32	$3.92		0.77%
Class R
Actual	$1,000	$1,032.70	$7.58		1.48%
Hypothetical**	$1,000	$1,017.74	$7.53		1.48%
Class K
Actual	$1,000	$1,034.60	$6.00		1.17%
Hypothetical**	$1,000	$1,019.31	$5.96		1.17%
Class I
Actual	$1,000	$1,035.90	$4.31		0.84%
Hypothetical**	$1,000	$1,020.97	$4.28		0.84%
Class Z
Actual	$1,000	$1,030.70	$3.34	***	0.76	%***
Hypothetical**	$1,000	$1,018.35	$3.32	***	0.76	%***

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***

Expenses paid are based on the period from July 27, 2021 (commencement of distribution) and are equal to the Class’s annualized expense ratio, multiplied by 158/365 (to reflect the since inception period).

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PORTFOLIO SUMMARY

December 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $933.2

1

All data are as of December 31, 2021. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 3.1% or less in the following: Argentina, Austria, China, Hong Kong, Indonesia, Norway, Spain, Taiwan and United Arab Emirates.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

December 31, 2021 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Erste Group Bank AG	$28,935,529	3.1%

Partners Group Holding AG	28,715,830	3.1

Schneider Electric SE (Paris)	24,379,621	2.6

STMicroelectronics NV	23,849,355	2.6

Alcon, Inc.	23,494,386	2.5

NXP Semiconductors NV	23,399,839	2.5

Dassault Systemes SE	23,285,933	2.5

STERIS PLC	22,773,439	2.4

Recruit Holdings Co., Ltd.	22,376,649	2.4

TOMRA Systems ASA	22,224,042	2.4

	$243,434,623	26.1%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

December 31, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.1%
Information Technology – 20.1%
Communications Equipment – 1.3%
Telefonaktiebolaget LM Ericsson – Class B	1,073,598	$11,812,841

Electronic Equipment, Instruments & Components – 3.8%
Flex Ltd.(a)	730,350	13,387,316
Halma PLC	501,470	21,743,183

		35,130,499

IT Services – 3.3%
Adyen NV(a)	6,100	16,012,516
Network International Holdings PLC(a) (b)	1,203,300	4,759,139
Shopify, Inc. – Class A(a)	7,660	10,550,807

		31,322,462

Semiconductors & Semiconductor Equipment – 9.2%
Infineon Technologies AG	451,562	20,789,225
MediaTek, Inc.	427,000	18,322,369
NXP Semiconductors NV	102,730	23,399,839
STMicroelectronics NV	484,990	23,849,355

		86,360,788

Software – 2.5%
Dassault Systemes SE	392,380	23,285,933

		187,912,523

Financials – 16.8%
Banks – 8.4%
Bank Mandiri Persero Tbk PT	17,870,500	8,824,083
Erste Group Bank AG	617,220	28,935,529
HDFC Bank Ltd.	1,059,342	20,972,041
Svenska Handelsbanken AB – Class A	1,832,613	19,806,791

		78,538,444

Capital Markets – 4.8%
London Stock Exchange Group PLC	171,910	16,171,605
Partners Group Holding AG	17,395	28,715,830

		44,887,435

Insurance – 3.6%
Aflac, Inc.	234,250	13,677,857
AIA Group Ltd.	1,176,400	11,873,226
Prudential PLC	432,036	7,471,138

		33,022,221

		156,448,100

Industrials – 15.9%
Aerospace & Defense – 1.7%
Hexcel Corp.(a)	318,040	16,474,472

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 2.4%
TOMRA Systems ASA	310,790	$22,224,042

Construction & Engineering – 2.3%
WSP Global, Inc.	147,110	21,355,634

Electrical Equipment – 4.1%
Schneider Electric SE (Paris)	124,009	24,379,621
Vestas Wind Systems A/S	446,030	13,583,908

		37,963,529

Machinery – 3.0%
SMC Corp.	29,700	20,072,987
Xylem, Inc./NY	69,480	8,332,041

		28,405,028

Professional Services – 2.4%
Recruit Holdings Co., Ltd.	367,700	22,376,649

		148,799,354

Health Care – 12.8%
Biotechnology – 1.4%
Abcam PLC(a)	557,990	13,088,783

Health Care Equipment & Supplies – 7.4%
Alcon, Inc.	266,360	23,494,386
ConvaTec Group PLC(b)	2,630,900	6,872,654
Koninklijke Philips NV	439,810	16,278,084
STERIS PLC	93,560	22,773,439

		69,418,563

Health Care Providers & Services – 2.0%
Apollo Hospitals Enterprise Ltd.	277,576	18,727,516

Life Sciences Tools & Services – 1.3%
Gerresheimer AG(c)	120,846	11,619,221

Pharmaceuticals – 0.7%
Roche Holding AG	16,637	6,902,047

		119,756,130

Consumer Discretionary – 9.4%
Auto Components – 3.4%
Aptiv PLC(a)	107,600	17,748,620
Autoliv, Inc.	136,090	14,073,067

		31,821,687

Automobiles – 1.3%
BYD Co., Ltd.	341,000	11,534,110

Internet & Direct Marketing Retail – 1.2%
MercadoLibre, Inc.(a)	8,240	11,110,816

16 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 3.5%
Puma SE	142,070	$17,350,210
Shenzhou International Group Holdings Ltd.	802,100	15,531,610

		32,881,820

		87,348,433

Consumer Staples – 7.7%
Food Products – 5.3%
Danone SA	231,160	14,368,785
Kerry Group PLC – Class A	108,675	14,020,788
Nestle SA (REG)	151,639	21,171,430

		49,561,003

Household Products – 2.4%
Essity AB – Class B	338,950	11,058,177
Unicharm Corp.	258,100	11,229,205

		22,287,382

		71,848,385

Materials – 7.1%
Chemicals – 3.4%
Chr Hansen Holding A/S	144,686	11,408,549
Koninklijke DSM NV	88,620	19,957,794

		31,366,343

Containers & Packaging – 3.7%
Huhtamaki Oyj	326,970	14,462,215
Smurfit Kappa Group PLC	365,480	20,143,958

		34,606,173

		65,972,516

Communication Services – 1.9%
Diversified Telecommunication Services – 1.3%
Cellnex Telecom SA	210,410	12,188,550

Entertainment – 0.6%
Sea Ltd. (ADR)(a)	23,330	5,219,154

		17,407,704

Energy – 1.7%
Oil, Gas & Consumable Fuels – 1.7%
Neste Oyj	330,700	16,275,663

Utilities – 1.7%
Electric Utilities – 1.7%
Orsted AS	122,220	15,652,362

Total Common Stocks (cost $662,780,572)		887,421,170

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

SHORT-TERM INVESTMENTS – 4.6%
Investment Companies – 4.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(d)(e)(f) (cost $42,473,674)		42,473,674		$42,473,674

		Principal Amount (000)
Time Deposits – 0.1%
BBH, Grand Cayman (10.58)%, 01/03/2022	SEK	826		91,449
(1.61)%, 01/03/2022	CHF	84		92,042
0.00%, 01/03/2022	HKD	701		89,838
0.01%, 01/03/2022	DKK	598		91,620
0.03%, 01/03/2022	NOK	823		93,474
3.20%, 01/03/2022	ZAR	0	*	4
Citibank, London (0.97)%, 01/03/2022	EUR	80		91,644
0.01%, 01/04/2022	GBP	69		92,901
Royal Bank of Canada, Toronto 0.01%, 01/04/2022	CAD	116		91,620
Sumitomo, Tokyo (0.34)%, 01/04/2022	JPY	10,208		88,741

Total Time Deposits (cost $823,333)				823,333

Total Short-Term Investments (cost $43,297,007)				43,297,007

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $706,077,579)				930,718,177

18 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(d)(e)(f) (cost $7,568,880)	7,568,880	$7,568,880

Total Investments – 100.5% (cost $713,646,459)		938,287,057
Other assets less liabilities – (0.5)%		(5,100,260)

Net Assets – 100.0%		$933,186,797

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	2,098	SEK	19,040	01/20/2022	$9,550
Bank of America, NA	JPY	720,947	USD	6,388	02/09/2022	118,994
Bank of America, NA	USD	3,775	JPY	427,712	02/09/2022	(55,181)
Bank of America, NA	EUR	5,267	USD	6,103	02/10/2022	102,069
Barclays Bank PLC	INR	1,249,359	USD	16,660	01/07/2022	(125,277)
Barclays Bank PLC	USD	9,809	INR	741,928	01/07/2022	159,458
Barclays Bank PLC	TWD	47,088	USD	1,699	01/20/2022	(1,423)
Barclays Bank PLC	USD	1,358	KRW	1,592,747	01/20/2022	(19,132)
Barclays Bank PLC	USD	9,158	RUB	684,392	03/02/2022	(117,345)
BNP Paribas SA	AUD	1,897	USD	1,337	02/08/2022	(43,647)
Brown Brothers Harriman & Co.	USD	2,703	JPY	310,408	02/09/2022	(3,467)
Brown Brothers Harriman & Co.	CAD	2,090	USD	1,648	02/10/2022	(3,784)
Brown Brothers Harriman & Co.	EUR	1,968	USD	2,224	02/10/2022	(17,956)
Citibank, NA	USD	30,454	KRW	35,936,211	01/20/2022	(248,892)
Citibank, NA	USD	81,233	JPY	9,246,995	02/09/2022	(822,830)
Citibank, NA	EUR	10,051	USD	11,679	02/10/2022	227,186
Citibank, NA	USD	9,989	EUR	8,846	02/10/2022	89,886
Credit Suisse International	USD	3,960	SEK	33,899	01/20/2022	(208,423)
Deutsche Bank AG	BRL	62,970	USD	11,157	01/04/2022	(148,226)
Deutsche Bank AG	USD	11,284	BRL	62,970	01/04/2022	21,271
Deutsche Bank AG	NOK	13,850	USD	1,537	01/20/2022	(35,567)
Deutsche Bank AG	USD	11,079	BRL	62,970	02/02/2022	146,627
Deutsche Bank AG	USD	1,867	AUD	2,531	02/08/2022	(25,744)
Deutsche Bank AG	EUR	94,613	USD	109,385	02/10/2022	1,586,779
Deutsche Bank AG	USD	3,034	ILS	9,508	03/03/2022	25,862
Goldman Sachs Bank USA	CHF	16,430	USD	17,908	01/13/2022	(127,694)
Goldman Sachs Bank USA	USD	2,010	CAD	2,551	02/10/2022	6,108
JPMorgan Chase Bank, NA	USD	1,506	CHF	1,395	01/13/2022	25,582
JPMorgan Chase Bank, NA	USD	5,485	SGD	7,499	01/14/2022	79,533
JPMorgan Chase Bank, NA	NOK	31,123	USD	3,636	01/20/2022	103,035
JPMorgan Chase Bank, NA	SEK	36,310	USD	4,174	01/20/2022	155,155
Morgan Stanley Capital Services LLC	GBP	1,017	USD	1,348	01/14/2022	(28,334)

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	NOK	16,671	USD	1,996	01/20/2022	$103,675
Morgan Stanley Capital Services LLC	NOK	33,198	USD	3,752	01/20/2022	(16,846)
Morgan Stanley Capital Services LLC	SEK	43,361	USD	4,751	01/20/2022	(48,367)
Morgan Stanley Capital Services LLC	USD	15,873	TWD	444,279	01/20/2022	172,083
Morgan Stanley Capital Services LLC	USD	7,083	ZAR	112,776	01/25/2022	(27,652)
Morgan Stanley Capital Services LLC	USD	38,247	AUD	51,732	02/08/2022	(605,073)
Morgan Stanley Capital Services LLC	USD	3,445	JPY	396,205	02/09/2022	525
Morgan Stanley Capital Services LLC	EUR	2,066	USD	2,327	02/10/2022	(26,766)
Morgan Stanley Capital Services LLC	USD	2,043	CAD	2,617	02/10/2022	25,842
Morgan Stanley Capital Services LLC	USD	35,428	CAD	44,593	02/10/2022	(176,904)
Morgan Stanley Capital Services LLC	USD	5,994	EUR	5,280	02/10/2022	22,040
Morgan Stanley Capital Services LLC	CNH	10,345	USD	1,617	02/17/2022	(5,836)
Royal Bank of Scotland PLC	USD	4,200	MXN	85,770	01/13/2022	(17,720)
Royal Bank of Scotland PLC	NOK	54,867	USD	6,429	01/20/2022	200,553
Royal Bank of Scotland PLC	USD	2,335	TWD	64,574	01/20/2022	(2,479)
Royal Bank of Scotland PLC	EUR	3,197	USD	3,625	02/10/2022	(17,314)
Standard Chartered Bank	USD	4,539	INR	340,615	01/07/2022	37,787
Standard Chartered Bank	USD	1,797	KRW	2,118,797	01/20/2022	(15,619)
Standard Chartered Bank	USD	2,631	TWD	72,804	01/20/2022	(1,739)
UBS AG	BRL	62,970	USD	11,284	01/04/2022	(21,271)
UBS AG	USD	11,160	BRL	62,970	01/04/2022	145,003
UBS AG	USD	1,556	GBP	1,178	01/14/2022	38,445
UBS AG	USD	8,646	GBP	6,373	01/14/2022	(20,414)
UBS AG	SEK	140,232	USD	16,071	01/20/2022	550,421
UBS AG	JPY	386,241	USD	3,410	02/09/2022	51,714
UBS AG	CAD	1,732	USD	1,352	02/10/2022	(17,536)
UBS AG	USD	61,283	CNH	392,979	02/17/2022	349,372

						$1,500,097

*	Principal amount less than 500.

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2021, the aggregate market value of these securities amounted to $11,631,793 or 1.2% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	Affiliated investments.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

DKK – Danish Krone

EUR – Euro

20 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 21

STATEMENT OF ASSETS & LIABILITIES

December 31, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $663,603,905)	$888,244,503	(a)
Affiliated issuers (cost $50,042,554—including investment of cash collateral for securities loaned of $7,568,880)	50,042,554
Foreign currencies, at value (cost $121,942)	121,660
Unrealized appreciation on forward currency exchange contracts	4,554,555
Receivable for capital stock sold	2,179,821
Unaffiliated dividends receivable	1,306,250
Affiliated dividends receivable	304

Total assets	946,449,647

Liabilities
Payable for collateral received on securities loaned	7,568,880
Unrealized depreciation on forward currency exchange contracts	3,054,458
Payable for capital gains taxes	1,560,688
Advisory fee payable	497,499
Cash collateral due to broker	150,000
Payable for capital stock redeemed	85,564
Distribution fee payable	50,094
Administrative fee payable	48,543
Transfer Agent fee payable	37,161
Accrued expenses	209,963

Total liabilities	13,262,850

Net Assets	$933,186,797

Composition of Net Assets
Capital stock, at par	$39,611
Additional paid-in capital	714,960,860
Distributable earnings	218,186,326

	$933,186,797

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$216,614,069	9,429,413	$22.97	*

C	$1,666,874	87,276	$19.10

Advisor	$702,191,345	29,531,656	$23.78

R	$5,011,515	225,985	$22.18

K	$6,683,358	293,423	$22.78

I	$744,091	31,457	$23.65

Z	$275,545	11,979	$23.00

*	The maximum offering price per share for Class A shares was $23.99, which reflects a sales charge of 4.25%.

(a)	Includes securities on loan with a value of $7,221,078 (See Note E).

See notes to financial statements.

22 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2021 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $454,183)	$2,306,928
Affiliated issuers	2,006
Non-cash dividend income	1,161,704
Securities lending income	67,466	$3,538,104

Expenses
Advisory fee (see Note B)	2,868,660
Distribution fee—Class A	277,241
Distribution fee—Class C	8,653
Distribution fee—Class R	13,121
Distribution fee—Class K	10,276
Transfer agency—Class A	58,360
Transfer agency—Class C	543
Transfer agency—Advisor Class	169,406
Transfer agency—Class R	6,823
Transfer agency—Class K	8,221
Transfer agency—Class I	555
Transfer agency—Class Z	7
Custody and accounting	101,571
Registration fees	55,930
Administrative	50,673
Audit and tax	29,936
Printing	26,584
Legal	18,659
Directors’ fees	14,295
Miscellaneous	24,953

Total expenses	3,744,467
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(13,003)

Net expenses		3,731,464

Net investment loss		(193,360)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(2,289,493)
Forward currency exchange contracts		(292,564)
Foreign currency transactions		164,006
Net change in unrealized appreciation/depreciation on:
Investments(b)		32,095,074
Forward currency exchange contracts		(3,194)
Foreign currency denominated assets and liabilities		(19,707)

Net gain on investment and foreign currency transactions		29,654,122

Net Increase in Net Assets from Operations		$29,460,762

(a)	Net of foreign realized capital gains taxes of $776,722.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $86,743.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 23

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(193,360)	$551,695
Net realized gain (loss) on investment and foreign currency transactions	(2,418,051)	55,186,832
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	32,072,173	103,642,703

Net increase in net assets from operations	29,460,762	159,381,230
Distributions to Shareholders
Class A	(12,325,418)	(3,328,689)
Class C	(107,742)	(53,614)
Advisor Class	(37,337,185)	(5,916,810)
Class R	(290,473)	(95,052)
Class K	(379,543)	(160,307)
Class I	(40,765)	(20,019)
Class Z	(10,045)	– 0	–
Capital Stock Transactions
Net increase	154,194,375	245,784,565

Total increase	133,163,966	395,591,304
Net Assets
Beginning of period	800,022,831	404,431,527

End of period	$933,186,797	$800,022,831

See notes to financial statements.

24 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Sustainable International Thematic Fund, Inc. (the “Fund”) is organized as a Maryland corporation, and is registered under the Investment Company Act of 1940 as a open-end management investment company. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective July 27, 2021 the Fund commenced offering of Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value

26 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2021:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$52,097,101		$135,815,422		$	– 0	–	$187,912,523
Financials	13,677,857		142,770,243			– 0	–	156,448,100
Industrials	46,162,147		102,637,207			– 0	–	148,799,354
Health Care	35,862,222		83,893,908			– 0	–	119,756,130
Consumer Discretionary	42,932,503		44,415,930			– 0	–	87,348,433
Consumer Staples	– 0	–	71,848,385			– 0	–	71,848,385
Materials	– 0	–	65,972,516			– 0	–	65,972,516
Communication Services	5,219,154		12,188,550			– 0	–	17,407,704
Energy	– 0	–	16,275,663			– 0	–	16,275,663
Utilities	– 0	–	15,652,362			– 0	–	15,652,362
Short-Term Investments:
Investment Companies	42,473,674		– 0	–		– 0	–	42,473,674
Time Deposits	– 0	–	823,333			– 0	–	823,333
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	7,568,880		– 0	–		– 0	–	7,568,880

Total Investments in Securities	245,993,538		692,293,519	†		– 0	–	938,287,057
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	4,554,555			– 0	–	4,554,555
Liabilities
Forward Currency Exchange Contracts	– 0	–	(3,054,458)			– 0	–	(3,054,458)

Total	$245,993,538		$693,793,616		$	– 0	–	$939,787,154

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

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NOTES TO FINANCIAL STATEMENTS (continued)

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Non-cash dividends, if any, are recorded

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NOTES TO FINANCIAL STATEMENTS (continued)

on the ex-dividend date at the fair value of the securities received. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Fund’s average daily net assets. Prior to June 18, 2021, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.50%, 2.25%, 1.25%, 1.75%, 1.50%, 1.25% and 1.25% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Expense Caps will remain in effect until October 31, 2022 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days’ notice to the Fund prior to that date. For the six months ended December 31, 2021, there was no such reimbursement. Prior to June 18, 2021, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an

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NOTES TO FINANCIAL STATEMENTS (continued)

annual basis (the “Expense Caps”) to 1.60%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2021, the reimbursement for such services amounted to $50,673.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $101,070 for the six months ended December 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $991 from the sale of Class A shares and received $42 and $2 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2021, such waiver amounted to $13,002.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2021 is as follows:

Fund	Market Value 06/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$39,187	$119,848	$116,561	$42,474	$2
Government Money Market Portfolio*	13,284	49,179	54,894	7,569	0	**

Total				$50,043	$2

*	Investment of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $4,458,274, $872,071 and $237,914 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2021, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$173,246,655		$63,566,439
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$244,416,432
Gross unrealized depreciation	(18,275,737)

Net unrealized appreciation	$226,140,695

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended December 31, 2021, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended December 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$4,554,555	Unrealized depreciation on forward currency exchange contracts	$3,054,458

Total		$4,554,555		$3,054,458

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	$(292,564)	$(3,194)

Total		$(292,564)	$(3,194)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2021:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$368,905,012
Average principal amount of sale contracts	$235,828,976

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of December 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA.	$230,613	$(55,181)	$	– 0	–	$	– 0	–	$175,432
Barclays Bank PLC	159,458	(159,458)	– 0	–	– 0	–	– 0	–
Citibank, NA.	317,072	(317,072)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	1,780,539	(209,537)	– 0	–	– 0	–	1,571,002
Goldman Sachs Bank USA	6,108	(6,108)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	363,305	– 0	–	– 0	–	– 0	–	363,305
Morgan Stanley Capital Services LLC.	324,165	(324,165)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC.	200,553	(37,513)	– 0	–	– 0	–	163,040
Standard Chartered Bank.	37,787	(17,358)	– 0	–	– 0	–	20,429
UBS AG	1,134,955	(59,221)	– 0	–	– 0	–	1,075,734

Total	$4,554,555	$(1,185,613)	$	– 0	–	$	– 0	–	$3,368,942	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA.	$55,181	$(55,181)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	263,177	(159,458)			– 0	–		– 0	–		103,719
BNP Paribas SA.	43,647	– 0	–		– 0	–		– 0	–		43,647
Brown Brothers Harriman & Co.	25,207	– 0	–		– 0	–		– 0	–		25,207
Citibank, NA.	1,071,722	(317,072)			– 0	–		– 0	–		754,650
Credit Suisse International	208,423	– 0	–		– 0	–		– 0	–		208,423
Deutsche Bank AG	209,537	(209,537)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	127,694	(6,108)			– 0	–		– 0	–		121,586
Morgan Stanley Capital Services LLC.	935,778	(324,165)			– 0	–		– 0	–		611,613
Royal Bank of Scotland PLC.	37,513	(37,513)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank.	17,358	(17,358)			– 0	–		– 0	–		– 0	–
UBS AG	59,221	(59,221)			– 0	–		– 0	–		– 0	–

Total	$3,054,458	$(1,185,613)		$	– 0	–	$	– 0	–		$1,868,845	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral

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NOTES TO FINANCIAL STATEMENTS (continued)

will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2021 is as follows:

					Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*		Income from Borrowers	Income Earned	Advisory Fee Waived
$ 7,221,078	$7,568,880	$	– 0 –	$67,293	$173	$1

*	As of December 31, 2021.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021

Class A
Shares sold	162,745	771,537	$3,913,774	$17,259,487

Shares issued in reinvestment of distributions	467,994	133,363	10,604,736	2,891,318

Shares converted from Class C	5,328	54,538	128,142	1,242,777

Shares redeemed	(385,037)	(1,045,707)	(9,232,760)	(22,476,032)

Net increase (decrease)	251,030	(86,269)	$5,413,892	$(1,082,450)

Class C
Shares sold	5,669	15,654	$111,232	$295,091

Shares issued in reinvestment of distributions	5,342	2,674	100,707	49,147

Shares converted to Class A	(6,320)	(64,445)	(128,142)	(1,242,777)

Shares redeemed	(7,675)	(38,061)	(151,326)	(666,220)

Net decrease	(2,984)	(84,178)	$(67,529)	$(1,564,759)

Advisor Class
Shares sold	6,044,562	12,875,118	$149,444,492	$290,683,124

Shares issued in reinvestment of distributions	1,445,892	252,139	33,906,175	5,632,792

Shares redeemed	(1,338,728)	(1,989,596)	(32,741,849)	(44,633,917)

Net increase	6,151,726	11,137,661	$150,608,818	$251,681,999

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021		Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021

Class R
Shares sold	61,545	40,780		$1,457,014		$859,193

Shares issued in reinvestment of distributions	13,276	4,510		290,468		95,050

Shares redeemed	(73,978)	(107,739)		(1,751,230)		(2,275,273)

Net increase (decrease)	843	(62,449)		$(3,748)		$(1,321,030)

Class K
Shares sold	26,953	86,476		$635,124		$1,861,431

Shares issued in reinvestment of distributions	16,891	7,442		379,539		160,305

Shares redeemed	(115,132)	(160,256)		(2,821,799)		(3,522,394)

Net decrease	(71,288)	(66,338)		$(1,807,136)		$(1,500,658)

Class I
Shares sold	1,204	12,745		$30,363		$298,364

Shares issued in reinvestment of distributions	1,621	864		37,812		19,208

Shares redeemed	(12,164)	(32,713)		(302,093)		(746,109)

Net decrease	(9,339)	(19,104)		$(233,918)		$(428,537)

Class Z
Shares sold	12,632	– 0	–	$298,295	$	– 0	–

Shares issued in reinvestment of distributions	417	– 0	–	9,466		– 0	–

Shares redeemed	(1,070)	– 0	–	(23,765)		– 0	–

Net increase	11,979	– 0	–	$283,996	$	– 0	–

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may

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NOTES TO FINANCIAL STATEMENTS (continued)

have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or financial services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large- capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also

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NOTES TO FINANCIAL STATEMENTS (continued)

subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 41

NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2022 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended June 30, 2021 and June 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$3,194,891	$	– 0	–
Long-term capital gains	6,379,600		3,559,981

Total taxable distributions paid	$9,574,491		$3,559,981

42 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,591,140
Undistributed capital gains	40,035,195
Unrealized appreciation/(depreciation)	190,590,400	(a)

Total accumulated earnings/(deficit)	$239,216,735

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2021, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 43

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 23.53	$ 17.76	$ 16.45	$ 18.61	$ 17.77	$ 15.36

Income From Investment Operations

Net investment income (loss)(a)(b)	(.03)	(.03)	(.05)	.02	.09	(.00	)(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.84	6.18	1.56	(.14)	.75	2.52

Net increase (decrease) in net asset value from operations	.81	6.15	1.51	(.12)	.84	2.52

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.11)

Distributions from net realized gain on investment and foreign currency transactions	(1.37)	(.38)	(.20)	(2.04)	– 0	–	– 0	–

Total dividends and distributions	(1.37)	(.38)	(.20)	(2.04)	– 0	–	(.11)

Net asset value, end of period	$ 22.97	$ 23.53	$ 17.76	$ 16.45	$ 18.61	$ 17.77

Total Return

Total investment return based on net asset value(d)	3.52%	34.79%	9.19%	1.03%	4.73%	16.59%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$216,614	$215,976	$164,508	$175,100	$205,869	$231,141

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.02	%(f)	1.19%	1.33%	1.44%	1.39%	1.42%

Expenses, before waivers/reimbursements(e)†	1.03	%(f)	1.19%	1.34%	1.45%	1.40%	1.43%

Net investment income (loss)(b)	(.23	)%(f)	(.14)%	(.31)%	.14%	.46%	(.02)%

Portfolio turnover rate	8%	33%	37%	45%	36%	27%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.01%	.01%	.01%	.01%	.01%

See footnote summary on page 51.

44 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 19.86	$ 15.15	$ 14.17	$ 16.47	$ 15.84	$ 13.69

Income From Investment Operations

Net investment loss(a)(b)	(.10)	(.17)	(.16)	(.11)	(.08)	(.15)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71	5.26	1.34	(.15)	.71	2.30

Net increase (decrease) in net asset value from operations	.61	5.09	1.18	(.26)	.63	2.15

Less: Distributions

Distributions from net realized gain on investment and foreign currency transactions	(1.37)	(.38)	(.20)	(2.04)	– 0	–	– 0	–

Net asset value, end of period	$ 19.10	$ 19.86	$ 15.15	$ 14.17	$ 16.47	$ 15.84

Total Return

Total investment return based on net asset value(d)	3.16%	33.77%	8.34%	.26	%*	3.98	%*	15.70%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,667	$1,793	$2,643	$4,736	$8,621	$14,278

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.78	%(f)	1.94%	2.09%	2.19%	2.14%	2.20%

Expenses, before waivers/reimbursements(e)†	1.79	%(f)	1.95%	2.09%	2.20%	2.16%	2.20%

Net investment loss(b)	(1.00	)%(f)	(.93)%	(1.10)%	(.74)%	(.46)%	(1.03)%

Portfolio turnover rate	8%	33%	37%	45%	36%	27%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.01%	.01%	.01%	.01%	.01%

See footnote summary on page 51.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 24.28	$ 18.27	$ 16.87	$ 18.99	$ 18.08	$ 15.63

Income From Investment Operations

Net investment income(a)(b)	.00	(c)	.05	.01	.11	.14	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.87	6.34	1.59	(.19)	.77	2.56

Net increase (decrease) in net asset value from operations	.87	6.39	1.60	(.08)	.91	2.60

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.15)

Distributions from net realized gain on investment and foreign currency transactions	(1.37)	(.38)	(.20)	(2.04)	– 0	–	– 0	–

Total dividends and distributions	(1.37)	(.38)	(.20)	(2.04)	– 0	–	(.15)

Net asset value, end of period	$ 23.78	$ 24.28	$ 18.27	$ 16.87	$ 18.99	$ 18.08

Total Return

Total investment return based on net asset value(d)	3.66%	35.13%	9.50%	1.23	%*	5.03	%*	16.84%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$702,191	$567,611	$223,606	$89,254	$44,697	$41,582

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.77	%(f)	.94%	1.07%	1.19%	1.14%	1.17%

Expenses, before waivers/reimbursements(e)†	.78	%(f)	.94%	1.08%	1.20%	1.15%	1.18%

Net investment income(b)	.03	%(f)	.24%	.04%	.68%	.73%	.22%

Portfolio turnover rate	8%	33%	37%	45%	36%	27%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.01%	.01%	.01%	.01%	.01%

See footnote summary on page 51.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 22.82	$ 17.30	$ 16.09	$ 18.31	$ 17.53	$ 15.15

Income From Investment Operations

Net investment income (loss)(a)(b)	(.08)	(.13)	(.11)	(.03)	.01	(.05)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.81	6.03	1.52	(.15)	.77	2.49

Net increase (decrease) in net asset value from operations	.73	5.90	1.41	(.18)	.78	2.44

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.06)

Distributions from net realized gain on investment and foreign currency transactions	(1.37)	(.38)	(.20)	(2.04)	– 0	–	– 0	–

Total dividends and distributions	(1.37)	(.38)	(.20)	(2.04)	– 0	–	(.06)

Net asset value, end of period	$ 22.18	$ 22.82	$ 17.30	$ 16.09	$ 18.31	$ 17.53

Total Return

Total investment return based on net asset value(d)	3.27%	34.26%	8.77%	.69	%*	4.45	%*	16.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,012	$5,137	$4,976	$7,067	$9,234	$11,659

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.48	%(f)	1.62%	1.69%	1.75%	1.70%	1.71%

Expenses, before waivers/reimbursements(e)†	1.48	%(f)	1.63%	1.70%	1.76%	1.72%	1.72%

Net investment income (loss)(b)	(.68	)%(f)	(.61)%	(.68)%	(.18)%	.08%	(.33)%

Portfolio turnover rate	8%	33%	37%	45%	36%	27%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.01%	.01%	.01%	.01%	.01%

See footnote summary on page 51.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 23.36	$ 17.65	$ 16.36	$ 18.52	$ 17.68	$ 15.29

Income From Investment Operations

Net investment income (loss)(a)(b)	(.04)	(.07)	(.06)	.02	.12	.01

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.83	6.16	1.55	(.14)	.72	2.50

Net increase (decrease) in net asset value from operations	.79	6.09	1.49	(.12)	.84	2.51

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.12)

Distributions from net realized gain on investment and foreign currency transactions	(1.37)	(.38)	(.20)	(2.04)	– 0	–	– 0	–

Total dividends and distributions	(1.37)	(.38)	(.20)	(2.04)	– 0	–	(.12)

Net asset value, end of period	$ 22.78	$ 23.36	$ 17.65	$ 16.36	$ 18.52	$ 17.68

Total Return

Total investment return based on net asset value(d)	3.46%	34.66%	9.12%	1.03%	4.75%	16.60%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,683	$8,520	$7,609	$6,376	$7,391	$5,605

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.17	%(f)	1.31%	1.38%	1.44%	1.40%	1.40%

Expenses, before waivers/reimbursements(e)†	1.17	%(f)	1.32%	1.39%	1.45%	1.42%	1.41%

Net investment income (loss)(b)	(.37	)%(f)	(.31)%	(.36)%	.13%	.61%	.03%

Portfolio turnover rate	8%	33%	37%	45%	36%	27%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.01%	.01%	.01%	.01%	.01%

See footnote summary on page 51.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 24.17	$ 18.19	$ 16.80	$ 18.90	$ 17.97	$ 15.56

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)	(.01)	(.01)	.08	.18	.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.86	6.37	1.60	(.14)	.75	2.53

Net increase (decrease) in net asset value from operations	.85	6.36	1.59	(.06)	.93	2.59

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.18)

Distributions from net realized gain on investment and foreign currency transactions	(1.37)	(.38)	(.20)	(2.04)	– 0	–	– 0	–

Total dividends and distributions	(1.37)	(.38)	(.20)	(2.04)	– 0	–	(.18)

Net asset value, end of period	$ 23.65	$ 24.17	$ 18.19	$ 16.80	$ 18.90	$ 17.97

Total Return

Total investment return based on net asset value(d)	3.59%	35.12%	9.48%	1.35	%*	5.17	%*	16.95%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$744	$986	$1,090	$1,713	$1,981	$1,891

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.84	%(f)	.98%	1.05%	1.09%	1.03%	1.05%

Expenses, before waivers/reimbursements(e)†	.84	%(f)	.99%	1.06%	1.10%	1.05%	1.06%

Net investment income (loss)(b)	(.06	)%(f)	(.03)%	(.03)%	.49%	.91%	.39%

Portfolio turnover rate	8%	33%	37%	45%	36%	27%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.01%	.01%	.01%	.01%	.01%

See footnote summary on page 51.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	July 27, 2021(g) to December 31, 2021 (unaudited)

Net asset value, beginning of period	$ 23.66

Income From Investment Operations

Net investment income(a)(b)	.01

Net realized and unrealized gain on investment and foreign currency transactions	.70

Net increase in net asset value from operations	.71

Less: Distributions

Distributions from net realized gain on investment and foreign currency transactions	(1.37)

Net asset value, end of period	$ 23.00

Total Return

Total investment return based on net asset value(d)	3.07%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$276

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.76	%(f)

Expenses, before waivers/reimbursements(e)†	.76	%(f)

Net investment income(b)	.05	%(f)

Portfolio turnover rate	8%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)

See footnote summary on page 51

50 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2021, June 30, 2020, June 30, 2019, June 30, 2018 and June 30, 2017 such waiver amounted to 0.01%, 0.01%, 0.01%, 0.01% and 0.01%, respectively.

(f)	Annualized.

(g)	Commencement of distribution.

*

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 51

BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Daniel C. Roarty(2), Vice President William Johnston(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President and Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Equities Investment Team. Messrs. Roarty and Johnston are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

52 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 53

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of Amendment to the Fund’s Advisory Agreement

At a meeting of the Board of Directors of AB Sustainable International Thematic Fund, Inc. (the “Fund”) held by video conference on June 16, 2021, the Adviser recommended an amendment to the Fund’s Advisory Agreement with the Adviser to effect a fee reduction in respect of the Fund effective June 18, 2021.

After their review of updated comparative fee and expense information, and discussion with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards, the disinterested directors (the “directors”) unanimously approved the amendment.

The directors last approved the continuance of the Fund’s Advisory Agreement at a meeting held by video conference on May 3-5, 2021 (the “May 2021 Meeting” or the “Meeting”) and a discussion regarding the basis for the Board’s approval is set forth below. In determining to approve the amendment the directors took into account their review at the May 2021 Meeting and noted that the proposed lowering of the advisory fee would benefit the Fund and its shareholders. The directors noted that the Adviser was reducing fees for business reasons, and had assured them that there would be no diminution in the nature or quality of services to the Fund.

Board’s Approval at the May 2021 Meeting

The disinterested directors unanimously approved the continuance of the Fund’s Advisory Agreement at the May 2021 Meeting.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser,

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including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for

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calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-,

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5- and 10-year periods ended February 28, 2021. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

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In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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AB SUSTAINABLE INTERNATIONAL THEMATIC FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SIT-0152-1221

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Sustainable International Thematic Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	February 25, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 25, 2022